                                                                   EXHIBIT 10.11

                          SENIOR MANAGEMENT AGREEMENT


          This SENIOR MANAGEMENT AGREEMENT (this "Agreement") is made as of September 13, 1999, between ZEFER Corp., a Delaware corporation (the "Company"), and Thomas Waite ("Executive").

          The Company and Executive are entering into a stock purchase agreement (the "Stock Purchase Agreement") pursuant to which Executive will receive, and the Company will issue, 197,400 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), as partial consideration for the delivery by Executive of all of Executive's shares of capital stock of Waite & Company, Inc. All such 197,400 shares of Common Stock acquired by Executive are referred to herein as "Executive Stock." In addition, the Company desires to employ the Executive and the Executive desires to be employed by the Company. Certain definitions are set forth in Section 9 of this Agreement.

          In consideration of the mutual covenants and premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

                    PROVISIONS RELATING TO EXECUTIVE STOCK

          1.   Purchase and Sale of Executive Stock.
               ------------------------------------

          (a) In connection with the Stock Purchase Agreement, the Company will, concurrently with the execution hereof and subject to the terms and conditions set forth herein, issue to Executive 197,400 shares of Common Stock at a price of $.38 per share.

          (b) Within 30 days after the date hereof, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit A attached hereto.
---------

          (c) Until the occurrence of a Sale of the Company or a Public Offering, all certificates evidencing shares of Executive Stock shall be held by the Company for the benefit of the Executive and the other holder(s) of Executive Stock. Upon the occurrence of a Sale of the Company or a Public Offering, the Company will return the certificates for the Executive Stock to the record holders thereof.

          (d) Executive acknowledges and agrees that neither the issuance of the Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company or any of its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time for any reason, subject, however, to the terms of this Agreement.

          (e) Concurrently with the execution of this Agreement, (i) Executive shall execute in blank ten stock transfer powers in the form of Exhibit B
                                                                ---------
attached hereto (the "Stock Powers") with respect to the Executive Stock and shall deliver such Stock Powers to the Company. The Stock Powers shall authorize the Company to assign, transfer and deliver the shares of Executive Stock to the appropriate acquiror thereof pursuant to Section 3 below or Section 5 of the Stockholders Agreement and under no other circumstances, and (ii) the Executive's spouse shall execute the consent in the form of Exhibit C attached
                                                            ---------
hereto.

          2.   Vesting of Executive Stock.
               --------------------------

          (a) All of the shares of Executive Stock acquired hereunder shall be subject to vesting in the manner specified in this Section 2. Except as otherwise provided in Sections 2(b) and 2(c) below, the Executive Stock will become vested in accordance with the following schedule (the "Vesting Schedule"), if as of each such date Executive is still employed by the Company or any of its Subsidiaries:



                  Date                    Cumulative Percentage of
                  ----                  Executive Stock to be Vested
                                        ----------------------------

             March 31, 2000                       30%
             March 31, 2001                       60%
             March 31, 2002                       73%
             March 31, 2003                       86%
             March 31, 2004                      100%


          (b) After an initial Public Offering, the above Vesting Schedule shall remain effective until the end of the quarter in which the Public Offering occurred (the "Modification Date"), at which time the Vesting Schedule shall be modified such that, so long as Executive is still employed by the Company or any of its Subsidiaries, the Executive Stock will vest as follows:

               (i) If the Modification Date is June 30 of any year, then an additional 25% of the amount of Executive Stock that would have vested pursuant to the Vesting Schedule on March 31 of the following year will vest on such Modification Date and an additional 25% of the amount of Executive Stock that would have vested pursuant to the Vesting Schedule on March 31 of the following year will vest on September 30 and December 31 of such year and on March 31 of such following year, and, thereafter, beginning with June 30 of each year, 25% of the amount of Executive Stock that would have

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have vested pursuant to the Vesting Schedule on March 31 of each subsequent year will vest on such June 30 and on the following September 30, December 31 and March 31, so that the Executive Stock will be 100% vested on March 31, 2004.

          (ii) If the Modification Date is September 30 of any year, then an additional 50% of the amount of Executive Stock that would have vested pursuant to the Vesting Schedule on March 31 of the following year will vest on such Modification Date and an additional 25% of the amount of Executive Stock that would have vested pursuant to the Vesting Schedule on March 31 of the following year will vest on December 31 of such year and on March 31 of such following year, and, thereafter, beginning with June 30 of each year, 25% of the amount of Executive Stock that would have vested pursuant to the Vesting Schedule on March 31 of each subsequent year will vest on such June 30 and on the following September 30, December 31 and March 31, so that the Executive Stock will be 100% vested on March 31, 2004.

          (iii) If the Modification Date is December 31 of any year, then an additional 75% of the amount of Executive Stock that would have vested pursuant to the Vesting Schedule on March 31 of the following year will vest on such Modification Date and an additional 25% of the amount of Executive Stock that would have vested pursuant to the Vesting Schedule on March 31 of the following year will vest on such March 31, and, thereafter, beginning with June 30 of each year, 25% of the amount of Executive Stock that would have vested pursuant to the Vesting Schedule on March 31 of each subsequent year will vest on such June 30 and on the following September 30, December 31 and March 31, so that the Executive Stock will be 100% vested on March 31, 2004.

          (iv) If the Modification Date is March 31 of any year, then beginning with June 30 of such year and each subsequent year, 25% of the amount of Executive Stock that would have vested pursuant to the Vesting Schedule on March 31 of each following year will vest on such June 30 and on the following September 30, December 31 and March 31, so that the Executive Stock will be 100% vested on March 31, 2004.

     (c) If, at any time, Executive's employment is terminated by the Company without Cause or Executive terminates his employment with the Company for Good Reason, all shares of Executive Stock which have not yet vested shall automatically vest immediately prior to the termination.

     (d) Shares of Executive Stock which have become vested are referred to herein as "Vested Shares" and all other shares of Executive Stock are referred to herein as "Unvested Shares."

          3.  Repurchase Option.
              -----------------

          (a) In the event Executive is terminated for Cause or resigns without Good Reason (the "Triggering Event"), the Unvested Shares of Executive Stock (whether held by Executive or one or more of Executive's transferees, other than the Company and Investors) will be subject to repurchase pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option").

          (b) In the event of a Triggering Event, the purchase price for each Unvested Share of Executive Stock repurchased pursuant to the Repurchase Option will be Executive's Original Cost for such Unvested Share.

          (c) The Company may elect to purchase all or any portion of the Unvested Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Stock within 120 days after the Triggering Event. The Repurchase Notice will set forth the number of Unvested Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the Unvested Shares held by Executive at the time of delivery of the Repurchase Notice. If the number of Unvested Shares then held by Executive is less than the total number of Unvested Shares which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Unvested Shares under this Agreement, pro rata according to the number of Unvested Shares held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Unvested Shares to be repurchased hereunder will be allocated among Executive and the other holders of Unvested Shares (if any) pro rata according to the number of Unvested Shares to be purchased from such person.

          (d) If for any reason the Company does not elect to purchase all of the Unvested Shares pursuant to the Repurchase Option, all other executives who are parties to an agreement with the Company which is substantially similar in form and substance to this Agreement (each a "Senior Manager" and, collectively, the "Senior Management") on the date of the Triggering Event and the Investors shall be entitled to exercise the Repurchase Option for all or any portion of the Unvested Shares the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 90 days after the Triggering Event, the Company shall give written notice (the "Option Notice") to the Senior Management and Investors setting forth the number of Available Shares and the purchase price for the Available Shares. Senior Management and the Investors may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. If Senior Management and the Investors elect to purchase an aggregate number of shares greater than the number of Available Shares, the Available Shares shall be allocated among Senior Management and the Investors based upon the number of shares of Common Stock owned by each Senior Manager and each Investor on a fully diluted basis.

As soon as practicable, and in any event within ten days, after the expiration of the one-month period set forth above, the Company shall notify each holder of Unvested Shares as to the number of shares being purchased from such holder by the Senior Management and the Investors (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Unvested Shares, the Company shall also deliver written notice to each Senior Manager and each Investor setting forth the number of shares such Senior Manager and such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. The number of Unvested Shares to be repurchased hereunder shall be allocated among the Company, Senior Management and the Investors pro rata according to the number of Unvested Shares to be purchased by each of them.

          (e) The closing of the purchase of the Unvested Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Unvested Shares to be repurchased by it pursuant to the Repurchase Option with a check or wire transfer of funds in an amount equal to the Executive's Original Cost. Notwithstanding anything in this Section 3 to the contrary, any amounts to be paid by the Company with a check or wire transfer of funds pursuant to this
Section 3(e) shall first be reduced (on a dollar for dollar basis) by all amounts outstanding under any bona fide debts owed by Executive to the Company. Each Senior Manager and each Investor will pay for the Unvested Shares to be purchased by each of them pursuant to the Repurchase Option with a check or wire transfer of funds. The Company, the Senior Management and the Investors will be entitled to receive customary representations and warranties from the sellers regarding each seller's title to such Unvested Shares.

          (f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Unvested Shares by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Unvested Shares hereunder which the Company is otherwise entitled or required to make, the Company shall make such repurchases as soon as it is permitted to do so under such restrictions.

          4.   Restrictions on Transfer of Executive Stock.
               -------------------------------------------

          (a)  Transfer of Executive Stock.  The holder of Executive Stock shall
               ---------------------------
not Transfer any interest in any shares of Executive Stock, except pursuant to
(i) the provisions of Section 3 hereof, (ii) the provisions of Section 4 of the Stockholders Agreement (a "Participating Sale"), (iii) an Approved Sale (as defined in Section 5 of the Stockholders Agreement), or (iv) the provisions of
Section 4(b) below.

          (b)  Certain Permitted Transfers.  The restrictions in this Section 4
               ---------------------------
will not apply with respect to any Transfer of Executive Stock if made (i) pursuant to applicable laws of descent and distribution or to such Person's legal guardian in the case of any mental incapacity or among such Person's Family Group, or (ii) at a time when the Common Stock of the Company has been trading for at least 45 consecutive days, or (iii) at such time as the Investors sell shares of Common Stock in a Public Sale or (iv) pursuant to the Registration Agreement dated March 23, 1999 (the "Registration Agreement") among the Company (as successor to ZC Acquisition Corp.), the Investors and certain other stockholders of the Company, to which Executive, as of the date hereof, is a party; provided, however, that Executive
                                              --------  -------
acknowledges and agrees that at the time of a Public Offering, Executive will be subject to a lockup agreement, as contemplated by Section 3(a) of the Registration Agreement, unless the underwriters managing such Public Offering otherwise agree. Notwithstanding anything in this Section 4 to the contrary, the restrictions contained in this Section 4 will continue to be applicable to the Executive Stock after any Transfer of the type referred to in clause (i) and the transferees of such Executive Stock will agree in writing to be bound by the provisions of this Agreement. Any transferee of Executive Stock pursuant to a transfer in accordance with the provisions of this Section 4(b)(i) is herein referred to as a "Permitted Transferee." Upon the transfer of Executive Stock pursuant to this Section 4(b), the transferring holder of Executive Stock will deliver a written notice (a "Transfer Notice") to the Company. In the case of a Transfer pursuant to clause (i) hereof, the Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).

          (c)  Termination of Restrictions.  The restrictions set forth in this
               ---------------------------
Section 4 will continue with respect to each share of Executive Stock until the earlier of (i) the date on which such share of Executive Stock has been transferred in a Public Sale permitted by this Section 4, or (ii) the consummation of an Approved Sale.

          5.   Additional Restrictions on Transfer of Executive Stock.
               ------------------------------------------------------

          (a)  Legend.  The certificates representing the Executive Stock will
               ------
bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON [DATE], HAVE NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),
     AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF
     AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED [DATE]. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF "BUSINESS WITHOUT CHARGE."

          (b)  Opinion of Counsel.  No holder of Executive Stock may sell,
               ------------------
transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company a written notice describing in reasonable detail the proposed transfer, together with an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer. In addition, if the holder of the Executive Stock delivers to the Company an opinion of counsel that no subsequent transfer of such Executive Stock shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Executive Stock which do not bear the Securities Act portion of the legend set forth in Section 5(a). If the Company is not required to deliver new certificates for such Executive Stock not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 5.

                       PROVISIONS RELATING TO EMPLOYMENT

          6.  Employment.  The Company agrees to employ Executive and Executive
              ----------
accepts such employment for the period beginning as of the date hereof and ending upon his separation pursuant to Section 6(c) hereof (the "Employment Period").

          (a) Position and Duties.  During the Employment Period, Executive
              -------------------
shall serve as an Executive Vice President of the Company. In such capacity, Executive shall serve as the executive line officer for global business strategy competency and global strategic marketing activities and shall have the normal duties, responsibilities and authority of such office subject to the power of the President and Chief Executive Officer of the Company (the "President") to expand or limit such duties, responsibilities and authority. Executive shall report to the President and Executive shall devote his best efforts and his full business time and attention to the business and affairs of the Company and its Subsidiaries; provided, however, that Executive may, to the extent not
              --------  -------
materially interfering with Executive's duties to the Company and its Subsidiaries, participate in charitable activities, make passive investments, write books, articles and other publications for publication in Executive's name as author, serve on industry conference panels and engage in public speaking and, subject to the reasonable approval of the Board, serve on boards of directors of companies that do not compete with the Company.

          (b) Salary, Bonus and Benefits.  During the Employment Period, the
              --------------------------
Company will pay the Executive a base salary (the "Annual Base Salary") of $225,000.00 per annum, subject to any increase as determined by the President. Executive's Annual Base Salary for any partial year will be prorated based upon the number of days elapsed in such year. During the Employment Period, the Executive shall also be eligible for an annual bonus in an amount not to exceed 35% of Executive's then applicable Annual Base Salary for such year; such bonus to be determined by the President based upon the Company's achievement of budgetary and other objectives set by the President. In addition, during the Employment Period, the Company will provide the Executive with medical insurance benefits and such other benefits approved by the President and made available to the Company's senior management. Executive will be eligible for other bonuses, stock options and other benefits at the same level that is generally made available to the Company's senior management, provided that the
                                                             --------
final determination of the amount of any award of bonuses, stock options and other forms of compensation shall be made by the compensation committee of the Board, and provided, further, that the Executive Stock (and any other capital
           --------  -------
stock of the Company acquired by Executive other than pursuant to such an award) will not be considered in any determination of Executive's eligibility for any such award.

          (c)   Events of Separation.  The Employment Period will continue until
                --------------------
Executive's resignation, disability (as determined by the President in his good faith judgment) or death or until the President decides to terminate Executive's employment.

          (d)   Separation Without Cause; Resignation for Good Reason. In the
                -----------------------------------------------------
event that (i) the Company terminates the Executive's employment without Cause or (ii) the Executive resigns from his position with the Company for Good Reason, then the Executive shall be entitled to the following:

          (i) the Company shall pay to the Executive, in a lump sum within 15 days after such termination or resignation, an amount equal to the sum of
(A) any unpaid base salary owed to the Executive for services performed prior to such termination, plus (B) the amount of any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not previously paid (the obligations set forth in clauses (A) and (B) are collectively referred to herein as the "Accrued Obligations");

          (ii) the Company shall pay each month to the Executive, beginning on the date of the first normal executive payroll of the Company that occurs more than 30 days after such termination or resignation, an amount equal to one-twelfth (1/12) of the Executive's Annual Base Salary as of the date immediately before such termination or resignation; provided, however, that such payments
                                        --------  -------
shall immediately cease upon the earliest to occur of (x) the Executive's death and (y) the date on which one-half (1/2) of the Executive's Annual Base Salary as of the date immediately before such termination or resignation is paid to the Executive. Notwithstanding anything in this Section 6(d) to the contrary, in the event that the Executive becomes employed with another employer, then the payments to be made by the Company pursuant to this Section 6(d)(ii) shall be reduced (on a dollar for dollar basis) in an amount equal to the cash compensation received by Executive from such employer; and

          (iii) the Company shall continue to provide medical insurance benefits to the Executive and to the Executive's family at least equal to those medical insurance benefits that would have been provided to them in the absence of such termination or resignation;

provided, however, that such payments shall immediately cease upon the earliest
--------  -------
to occur of (x) the Executive's death and (y) the six month anniversary of such termination or resignation. Notwithstanding anything in this Section 6(d) to the contrary, in the event that the Executive becomes employed with another employer and is eligible for medical insurance benefits under another employer-provided plan, then the medical insurance benefits to be provided by the Company pursuant to this Section 6(d)(iii) shall be reduced to the extent that the Executive and his family are eligible to receive medical insurance benefits under such other employer-provided plan.

          (e)  Other Separations.  In the event of a Separation other than a
               -----------------
termination by the Company without Cause or a resignation by the Executive for Good Reason, the Company shall pay to the Executive (or his estate, if applicable), in a lump sum in cash within 15 days after such Separation, an amount equal to any Accrued Obligations.

          7.   Confidential Information.  Executive acknowledges that the
               ------------------------
information and data obtained by him during the course of his performance under this Agreement concerning the business and affairs of the Company and its affiliates are the property of the Company, including information concerning acquisition opportunities in or reasonably related to the Company's business or industry of which Executive becomes aware during the Employment Period. Therefore, Executive agrees that he will not disclose to any unauthorized person or use for his own account any of such information or data without the Company's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. Executive agrees to deliver to the Company at a Separation, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its affiliates (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control.

          8.   Noncompetition and Nonsolicitation.    Executive acknowledges
               ----------------------------------
that in the course of his employment with the Company he will become familiar with the Company's and its Subsidiaries' trade secrets and with other confidential information concerning the Company and such Subsidiaries and that his services will be of special, unique and extraordinary value to the Company. Therefore, Executive agrees that:

          (a)  Noncompetition.  During the Employment Period and for a period of
               --------------
six months thereafter (the "Noncompete Period"), Executive shall not, within the United States, directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company or its Subsidiaries or any business in which the Company or any of its Subsidiaries has requested and received information relating to the acquisition of such business by the Company and the Subsidiaries prior to the Separation; provided that passive ownership of less
                                      --------
than 5% of the outstanding stock of any publicly-traded corporation shall not, in and of itself, be deemed to violate this Section 8(a).

          (b)  Nonsolicitation.  During the Noncompete Period, Executive shall
               ---------------
not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or its Subsidiaries to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company and any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary within 180 days prior to the time such employee was hired by the Executive, (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary or (iv) directly or indirectly acquire or attempt to acquire an interest in any business relating to the business of the Company or any Subsidiary and with which, to the Executive's knowledge, the Company or any Subsidiary has entertained discussions or has requested and received information relating to the acquisition of such business by the Company or any Subsidiary in the two-year period immediately preceding a Separation.

          (c)  Enforcement.  If, at the time of enforcement of Section 7 or this
               -----------
Section 8, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Executive's services are unique and because Executive has access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

          (d)  Additional Acknowledgments.  Executive acknowledges that the
               --------------------------
provisions of this Section 8 are in consideration of employment with the Company. In addition, Executive agrees and acknowledges that the restrictions contained in Section 7 and this Section 8 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive's ability to earn a living. In addition, Executive agrees and acknowledges that the potential harm to the Company of the non-enforcement of Section 7 and this
Section 8 outweighs any potential harm to Executive of enforcement by injunction or otherwise. Executive acknowledges that he has carefully read this Agreement and has given careful consideration to the restraints imposed upon Executive by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Company now existing or to be developed in the future. Executive expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

                              GENERAL PROVISIONS

          9.   Definitions.
               -----------

          "Affiliate" of an Investor means any direct or indirect general or
           ---------
limited partner of such Investor, or any employee or owner thereof, or any other person, entity or investment fund controlling, controlled by or under common control with such Investor, and will include, without limitation, its owners and employees.

          "Cause" means (i) the commission of a felony or a crime involving
           -----
moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct which brings the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties of the office held by Executive as reasonably directed by the President, (iv) gross negligence or willful misconduct materially and adversely affecting the Company or any of its Subsidiaries or (v) any material breach of Section 6(a), 7 or 8 of this Agreement; provided, however, that the term "Cause" shall include the conduct
           --------  -------
set forth in clauses (iii) and (iv) above only to the extent that the Company has given Executive reasonable notice that the Executive has engaged in conduct that falls within such clauses (iii) and (iv) and Executive has not cured such failure to perform Executive's duties or such gross negligence or willful misconduct to the reasonable satisfaction of the Company.

          "Executive's Family Group" means Executive's spouse and descendants
           ------------------------
(whether natural or adopted), any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants and any retirement plan for the Executive.

          "Executive Stock" will continue to be Executive Stock in the hands of
           ---------------
any holder other than Executive (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization. Notwithstanding the foregoing, all Unvested Shares shall remain Unvested Shares after any Transfer thereof.

          "Fair Market Value" of each share of Executive Stock means the average
           -----------------
of the closing prices of the sales of such Executive Stock on all securities exchanges on which such Executive Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Executive Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Executive Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Executive Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Executive Stock as determined in good faith by the Board. If the Executive reasonably disagrees with such determination, the Executive shall deliver to the Board a written notice of objection within ten days after delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within ten days after delivery of the Supplemental Repurchase Notice). Upon receipt of the Executive's written notice of objection, the Board and the Executive will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within 30 days after the delivery of the Supplemental Repurchase Notice), Fair Market Value shall be determined by an appraiser jointly selected by the Board and the Executive, which appraiser shall submit to the Board and the Executive a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of the Repurchase Notice or the Supplemental Repurchase Notice, within seven days, each party shall submit the names of four nationally recognized investment banking firms, and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four investment banking firms. The expenses of such appraiser shall be borne by the party whose Fair Market Value determination, as such determination may have been modified during the 30-day negotiation period following delivery of the Repurchase Notice or Supplemental Repurchase Notice, as applicable, when subtracted from the appraiser's determination of Fair Market Value has the greater absolute value; provided that, in the event that there is no difference between each party's
--------
absolute value, then the expenses of such appraiser shall be shared equally by the parties. The determination of such appraiser as to Fair Market Value shall be final and binding upon all parties.

          "GAAP" means United States generally accepted accounting principles as
           ----
in effect from time to time.

          "Good Reason" means an action by the Company which results in (i)
           -----------
without the consent of Executive, a change in Executive's title or a significant diminution of the duties, responsibilities or authority of Executive from that contemplated by Section 6(a) hereof (without regard to the power of the President to limit the same), (ii) a reduction of the Executive's Annual Base Salary or benefits, (iii) a requirement that Executive report to work at a location that is more than 50 miles from the location of the Company's current principal executive offices or (iv) a material breach by the Company of its obligations under Section 6(b) of this Agreement.

          "Investors" means GTCR Fund VI, L.P., a Delaware limited partnership,
           ---------
GTCR VI Executive Fund, L.P., a Delaware limited partnership, and GTCR Associates VI, a Delaware general partnership.

          "Original Cost" means, with respect to each Unvested Share purchased
           -------------
hereunder, $.38 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

          "Person" means an individual, a partnership, a limited liability
           ------
company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Public Offering" means the sale in an underwritten public offering
           ---------------
registered under the Securities Act of shares of the Company's Common Stock approved by the Board.

          "Public Sale" means (i) any sale pursuant to a registered public
           -----------
offering under the Securities Act or (ii) any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker (other than pursuant to Rule 144(k) prior to a Public Offering).

          "Sale of the Company" means any transaction or series of transactions
           -------------------
pursuant to which any person(s) or entity(ies) other than the Investor and its Affiliates in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Separation" means any termination of the Executive's employment with
           ----------
the Company and its Subsidiaries for any reason.

          "Stockholders Agreement" means the Stockholders Agreement dated as of
           ----------------------
March 23, 1999 among the Company and certain of its stockholders.

          "Subsidiary" means any corporation of which the Company owns
           ----------
securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

          "Transfer" means to sell, transfer, assign, pledge or otherwise
           --------
dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          10.  Notices.  Any notice provided for in this Agreement must be in
               -------
writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

          If to the Company:
          -----------------

               ZEFER Corp.
               105 South Street
               Boston, Massachusetts 02111
               Attention:  President

               with copies to:
               --------------

               GTCR Fund VI, L.P.
               GTCR VI Executive Fund, L.P.
               GTCR Associates VI
               c/o GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, Illinois  60606-6402
               Attention:  Philip A. Canfield
                           Timothy P. McAdam

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois  60601
               Attention:  Stephen L. Ritchie

          If to the Executive:
          -------------------

               Thomas Waite
               133 Marlborough Street
               Boston, Massachusetts 02116

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          11.  General Provisions.
               ------------------

          (a) Expenses.  The Company agrees to pay the reasonable legal expenses
              --------
of the Executive incurred in connection with the negotiation and execution of this Agreement. In addition, expenses (including reasonable attorneys' fees) incurred by the Executive in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, unless otherwise determined by the Outside Directors (as defined in that certain Stockholders Agreement), upon receipt of an undertaking by or on behalf of the Executive to repay such amount if it shall ultimately be determined that the Executive is not entitled to indemnification by the Company.

          (b)  Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

          (c)  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (d)  Complete Agreement.  This Agreement, those documents expressly
               ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (e)  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (f)  Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Investors and their respective successors and assigns (including subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

          (g)  Choice of Law.  The laws of Delaware shall govern all issues
               -------------
concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Agreement, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (h)  Remedies.  Each of the parties to this Agreement (including the
               --------
Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (i)  Amendment and Waiver.  The provisions of this Agreement may be
               --------------------
amended and waived only with the prior written consent of the Company, the Executive and the Majority Holders (as defined in the Purchase Agreement).

          (j)  Insurance.  The Company, at its discretion, may apply for and
               ---------
procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered available. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and constitute such insurance. Executive hereby represents that he has no reason to believe that his life is not insurable at rates now prevailing for healthy persons of his age.

          (k)  Business Days.  If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (l)  Indemnification and Reimbursement of Payments on Behalf of
               ----------------------------------------------------------
Executive. The Company and its Subsidiaries shall be entitled to deduct or
---------
withhold from any amounts owing from the Company or any of its Subsidiaries to the Executive any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("Taxes") which the Company or such Subsidiaries are required by law to deduct or withhold and are imposed with respect to the Executive's compensation or other payments from the Company or any of its Subsidiaries or the Executive's ownership interest in the Company, including, without limitation, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock.

          (m)  Termination.  This Agreement (except for the provisions of
               -----------
Section 7) shall survive a Separation and shall remain in full force and effect after such Separation.

          (n)  Generally Accepted Accounting Principles; Adjustments of Numbers.
               ---------------------------------------------------------------
Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies. All numbers set forth herein which refer to share prices or amounts will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and other recapitalizations affecting the subject class of stock.

          (o)  Deemed Transfer of Executive Stock.  If the Company (and/or the
               ----------------------------------
Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Executive Stock to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

          (p)  No Pledge or Security Interest.  The purpose of the Company's
               ------------------------------
retention of the Executive's stock certificates and executed stock powers is solely to facilitate the repurchase provisions set forth in Section 3 herein and does not constitute a pledge by the Executive of, or the granting of a security interest in, the underlying stock.

          (q)  Rights Granted to GTCR Fund VI, L.P. and its Affiliates.  Any
               -------------------------------------------------------
rights granted to GTCR Fund VI, L.P. and its Affiliates hereunder may also be exercised (in whole or in part) by its designees (which may be Affiliates).

                                 *     *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have executed this Senior Management Agreement on the date first written above.

                              ZEFER Corp.


                              By: /s/ Sean W. Mullaney
                                  ----------------------------------
                              Its:     Vice President
                                   ---------------------------------



                              /s/ Thomas Waite
                              ---------------------------------------
                              Thomas Waite

                                                                       EXHIBIT B

                                                              September 13, 1999
                                                                        --

                      ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE


          The undersigned purchased shares of Common Stock, par value $.01 per share (the "Shares"), of ZEFER Corp. (the "Company") on September 13,1999 (the

"Closing Date"). Under certain circumstances, the Company has the right to repurchase certain of the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries or upon certain other events. Hence, the Shares are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code (S)83(b) at the time he purchased the Shares.

          Therefore, pursuant to Code (S)83(b) and Treasury Regulation (S)1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1999 the excess (if any) of the Shares' fair market value on September 13, 1999
                                                                       --
over the purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

          1.   The name, address and social security number of the undersigned:

               Social Security Number:
                                       -----------

          2. A description of the property with respect to which the election is being made: ________ shares of Common Stock, par value $.01 per share, of the Company.

          3.  The date on which the property was transferred:

The taxable year for which such election is made: calendar year     .

          4. The restrictions to which the property is subject: If during the first five years after the Closing Date, the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Shares will be subject to repurchase by the Company at cost.

The Executive Stock will become vested during the first five years after the Closing Date pursuant to the following schedule:





                    Date                   Cumulative Percentage of
                    ----                  Executive Stock to be Vested
                                          ----------------------------

                 March 31, 2000                      30%
                 March 31, 2001                      60%
                 March 31, 2002                      73%
                 March 31, 2003                      86%
                 March 31, 2004                     100%



          5. The fair market value on _______, 1999 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $.38 per share of Common Stock.

          6.  The amount paid for such property:     per share of Common
Stock.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(e)(7).
Dated: September 13, 1999
                 --

                                  :-------------------------------------
                                  Name: Thomas Waite

                                                                       EXHIBIT B
                                                                       ---------



                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------


          FOR VALUE RECEIVED, __________ does hereby sell, assign and transfer unto _______________, _____________ shares of the Common Stock, par value $.01 per share, of Zefer Corp., a Delaware corporation (the "Corporation"), standing in the undersigned's name on the books of the Corporation represented by Certificate Nos. _________ herewith and does hereby irrevocably constitute and appoint _______________ as attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated:_________ __, _____                     ______________________________
                                         Name

                                                                       EXHIBIT C
                                                                       ---------



                                SPOUSAL CONSENT
                                ---------------



          The undersigned spouse of the Executive hereby acknowledges that I have read the foregoing Senior Management Agreement and Stockholders Agreement and Registration Agreement referred to therein, each executed by the Executive and dated as of the date hereof, and that I understand their contents. I am aware that the foregoing Senior Management Agreement and Stockholders Agreement and Registration Agreement provide for the repurchase of my spouse's securities under certain circumstances and/or impose other restrictions on such securities (including, without limitation, the transfer restriction thereof). I agree that my spouse's interest in these securities is subject to these restrictions and any interest that I may have in such securities shall be irrevocably bound by these agreements and further, that my community property interest, if any, shall be similarly bound by these agreements.


                         _________________________     Date: ______, 1999
                         Spouse's
                         Name:

                         _________________________     Date: ______, 1999
                         Witness'
                         Name:____________________